Federated Hermes Equity Income Fund, Inc.
CLASS A SHARES (TICKER LEIFX)
CLASS C SHARES (TICKER LEICX)
CLASS F SHARES (TICKER LFEIX)
CLASS R SHARES (TICKER FDERX)
INSTITUTIONAL SHARES (TICKER LEISX)

SUPPLEMENT TO SUMMARY PROSPECTUS DATED JANUARY 31, 2025
On August 15, 2025, the Board of Directors (the “Board”) of Federated Hermes Equity Income Fund, Inc. (the “Fund”) approved changes to the Fund’s name, investment strategies and additional portfolio management personnel. The Fund will shift its investment strategies from a more traditional value strategy to a more dividend-focused strategy. The changes will be effective on October 27, 2025. Shareholders should be aware that, as the Fund’s investment adviser implements these changes to the investment strategy, the Fund may experience a higher portfolio turnover rate, which may result in increased transaction costs and higher capital gains distributions to shareholders.
These changes are subject to review and comment by the Staff of the Securities and Exchange Commission (the “Staff”) and may change because of the Staff’s review. Shareholders of the Fund will be informed of changes, if any, following the Staff’s review.
Accordingly, effective October 27, 2025, the Fund’s Prospectus and SAI will be revised to reflect the following changes:
1. The Fund will change its name to “Federated Hermes Strategic Dividend Growth Fund, Inc.”
2. The following replaces in its entirety the section of the Prospectus entitled “What are the Fund’s Main Investment Strategies?:”

“The Fund pursues its investment objective by investing primarily in income-producing and income-growing equity securities which the Adviser believes will appreciate in capital and generate an attractive total return. The Fund’s holdings ordinarily will be in mid-capitalization (or “mid-cap”) to large-capitalization (or “large-cap”) domestic companies, although the Fund may invest across all market capitalizations. The Fund’s investment adviser, Federated Equity Management Company of Pennsylvania (“Adviser”), primarily selects dividend paying stocks that also have the prospect of raising their dividends over time, appreciating in capital, and generating an attractive total return.
The Fund may also invest, to a lesser extent, in securities of foreign issuers, and may invest in real estate investment trusts and securities of other investment companies.
The Fund actively trades its portfolio securities in an attempt to achieve its investment objective. Active trading will cause the Fund to have an increased portfolio turnover rate and increase the Fund’s trading costs, which may have an adverse impact on the Fund’s performance. An active trading strategy will likely result in the Fund generating more short-term capital gains or losses. Short-term gains are generally taxed at a higher rate than long-term gains. Any short-term losses are used first to offset short-term gains.
The Fund will invest its assets so that at least 80% of its net assets (plus any borrowings for investment purposes) are invested in income-producing equity investments. The Fund will notify shareholders at least 60 days in advance of any change in this investment policy. For purposes of the Fund’s 80% investment policy, “income-producing equity investments” are investments in dividend paying stocks that the Adviser believes also have the prospect of raising their dividends over time.”
3. In the Prospectus, under the section entitled “Fund Management,” please remove the information for Stephen K. Gutch and replace it with the following:
“Michael R. Tucker, Senior Portfolio Manager, has been the Fund’s portfolio manager since October 2025.
Darren Catanzaro, CFA, Portfolio Manager, has been the Fund’s portfolio manager since October 2025.”
August 18, 2025

Federated Hermes Equity Income Fund, Inc.
Federated Hermes Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedHermes.com/us
or call 1-800-341-7400.
Federated Securities Corp., Distributor
Q457070 (8/25)
© 2025 Federated Hermes, Inc.